Buckeye Partners, L.P. Morgan Stanley MLP and Diversified Natural Gas Corporate Access Event March 7, 2012 Exhibit 99.1

Legal Notice / Forward–Looking Statements
Forward–Looking Statements
This presentation contains "forward-looking statements" that we believe to be reasonable as of the date of this presentation.  These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy”
or the negative connotation or other variations of such terms or other similar terminology.  In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements.  These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control.  Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements.  The factors listed in the “Risk Factors”
sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.
Pending Perth Amboy Terminal
Acquisition.
Our pending Perth Amboy Terminal acquisition may not be consummated. The closing of the acquisition is subject to certain environmental and real property regulatory conditions and customary closing conditions, and the acquisition agreement may, in certain circumstances, be terminated. Please see page 20
“Our pending acquisition of Perth Amboy Terminal may not be consummated” for more information.

About Buckeye
Buckeye Partners, L.P. (“Buckeye”) (NYSE: BPL) is a publicly traded partnership that provides midstream logistics services
Buckeye has over 125 years of continuous operations and over 25 years as an MLP listed on the NYSE
Current market capitalization near $6.0 billion
Investment grade credit rating
Buckeye’s operations are conducted in three strategic business units and five reporting segments:
Domestic Pipelines & Terminals
International Pipelines & Terminals
Buckeye Services
Energy Services
Natural Gas Storage
Development & Logistics
Asset Highlights
Over 6,000 miles of pipeline with ~ 100 delivery locations
More than 100 liquid petroleum product terminals
Over 64 million barrels of liquid petroleum product
storage capacity
~30 Bcf of working natural gas storage capacity
in northern California
~2,800 miles of pipeline under operation and maintenance
contracts
Buckeye’s revenue is largely fee-based providing consistent cash flows that support distribution growth
Organizational Overview

Investment Highlights
Buckeye’s current management team is both driving increased utilization of the legacy assets and successfully delivering record growth through accretive acquisitions
Reorganization in 2009 supports the partnership’s objective to transform Buckeye into the best-in-class asset manager operating with a highly commercialized and entrepreneurial focus
Buy-in of general partner positions Buckeye to successfully compete for high growth acquisition opportunities and expansion projects
Recently announced strategic organizational realignment provides for management of our business units under experienced leaders to provide increased focus and drive growth
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities
Pending acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities
Buckeye has investment grade financial metrics and a conservative approach toward financing growth
Buckeye has a proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
Buckeye has paid cash distributions to unitholders each quarter since its formation in 1986 and has increased distributions for the past 31 consecutive quarters
Driving Unitholder Value

Management Objectives
The current management team has consistently executed on each element of our strategy to transform Buckeye into a best-in-class asset manager by:
Implementing best practices across our business
Improving our cost structure through an organizational restructuring in 2009
Expanding our asset portfolio through accretive acquisitions and organic growth projects
Diversifying our legacy business into new geographies, products, and asset classes
Reducing cost of capital through the buy-in of our general partner
Financing acquisitions conservatively to maintain a strong balance sheet
Increasing cash distributions each quarter
We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of:
Best-in-class customer service
Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate
An unwavering commitment to safety, environmental responsibility, and personal integrity
An entrepreneurial approach toward asset acquisition and development
Achieving Financial and Operational Excellence

CEO Succession and Strategic Organizational
Realignment
Management Structure after Reorganization
CEO succession effective February 10, 2012:
Clark C. Smith, Buckeye’s President and Chief Operating Officer,
to succeed Forrest E. Wylie as Chief Executive Officer, and will join the Board of Directors of Buckeye’s general partner.
Forrest E. Wylie to continue to serve as Non-Executive
Chairman of the Board, where he will remain active in developing our strategic vision.
Strategic Organizational Realignment, effective January 16,
2012; Buckeye operations organized into three business
units, each headed by a President.
Domestic Pipelines and Terminals
International Pipelines and Terminals
Buckeye Services
Strategic Organizational Realignment rationale:
Previous structure organized around functions (e.g.,
commercial, operations, etc.).
Growth has resulted in increased complexities in each of
Buckeye’s business areas, requiring focus and ownership
of skilled executives on daily basis.
Allows business unit Presidents to focus on all aspects
of performance - including commercial, operational and
financial performance  - of their respective business
unit.
Presidents of business units accountable for overall
performance of those units.
Board of Directors
Forrest E. Wylie, Chairman
Clark C. Smith
Chief Executive Officer
Mary F. Morgan
President,  International
Pipelines and Terminals
Robert A. Malecky
President,  Domestic
Pipelines and Terminals
Jeremiah J. Ashcroft III
President,
Buckeye Services
Domestic
Pipelines
Domestic
Terminals
BORCO
Terminal
Yabucoa
Terminal
Energy
Services
Natural Gas
Storage
Keith E. St.Clair
Chief Financial
Officer
Khalid A. Muslih
Corp. Development
Strategic Planning
William H.
Schmidt, Jr.
General Counsel
Mark S. Esselman
Global
Human Resources
Development
& Logistics

Buckeye Partners, L.P. Footprint
Joint Ventures
Bangor
Green Bay
Sacramento
Reno
Lodi
Des Moines
Chicago
Detroit
Pittsburgh
Macungie
New York City
Indianapolis
Lima
Delaware City
Sugar Creek
St. Louis
Louisville
Richmond
San Diego
Goldsboro
Memphis
Spartanburg
Atlanta
Birmingham
Macon
El Paso
Montgomery
Opelousas
Lake Charles
Houston
Port Arthur
Corpus Christi
Tampa
Bahamas
Ft. Lauderdale
Miami
Puerto Rico

Pipeline, Terminal, Storage and Delivery Locations
Current Asset Map
Domestic Pipelines
Domestic Terminals
International Terminals
Contract Pipeline Operations
Delivery Locations
Lodi Gas Storage, LLC
WesPac Pipelines - Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC

Domestic Pipelines & Terminals
Pipelines & Terminals segment represents Buckeye’s
largest segment contribution to Adjusted EBITDA
Over 6,000 miles of pipeline located primarily in the
Northeast and Midwest United States moving
approximately 1.3 million barrels of liquid petroleum
products per day with more than 100 delivery points
Approximately 100 liquid petroleum product storage
terminals located throughout the United States
Over 37 million barrels of storage capacity
Terminal Throughput Volumes Pipeline Throughput Volumes
(2)
Segment Adjusted EBITDA
(1)
(1) See Appendix for Non-GAAP Reconciliations
(2) Pipeline volumes exclude contribution from the Buckeye NGL Pipeline sold in January of 2010
$207.5
$238.9
$253.8
$302.2
$346.4
$361.0
0
100
200
300
400
2006 2007 2008 2009 2010 2011
414.7
482.3
464.4
471.9
562.5
742.8
0
100
200
300
400
500
600
700
800
2006 2007 2008 2009 2010 2011
1,430.5 1,427.0
1,361.3
1,296.0
1,304.5
1,347.5
0
500
1,000
1,500
2,000
2006 2007 2008 2009 2010 2011

BP Pipelines & Terminals Acquisition
Total transaction purchase price of $165 million
Transaction benefits:
Represents a key step in Buckeye’s continued expansion and geographic diversification efforts
Facilitates participation in several growth markets outside Buckeye’s previous system footprint
Provides stable tariff and fee-based revenue streams, supported by multi-year throughput commitments by BP
Acquisition was accretive to distributable cash flow
Several identified opportunities for further commercial development of these assets
Rapid realization of operating synergies with Buckeye’s existing assets
33 liquid products terminals located in:
Alabama- 2 terminals
California- 2 terminals
Florida- 1 terminal
Iowa -5 terminals
Indiana- 1 terminal
643 miles of refined product pipeline including:
590-mile “Lower V” pipeline system that originates in Dubuque, Iowa and runs southwest into
Missouri and then northwest back into Iowa
53 miles of pipelines in northern Ohio
Kentucky -1 terminal
Michigan- 3 terminals
Missouri- 1 terminal
Ohio- 8 terminals
Pennsylvania- 2 terminals
South Carolina- 3 terminals
Virginia- 3 terminals
Wisconsin- 1 terminal
Overview

Perth Amboy Acquisition Overview
Acquisition of a New York Harbor marine terminal for liquid petroleum products from Chevron for $260 million in cash
Proceeds from recently announced registered direct offering of LP units to fund indirectly a portion of the purchase price
Unique opportunity to acquire key link in the product logistics chain to unlock significant long-term value across the Buckeye enterprise
Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending and throughput facility
Anticipated growth capex investment in the facility of ~$200-225 million over the next three years at attractive annual Adjusted
EBITDA investment multiple of 4 – 5x, resulting in all-in Adjusted EBITDA investment multiple of 7 – 8x (2)
Transaction supported by multi-year storage, blending and throughput commitments from Chevron
Estimated to close in second half of Q2 2012
Accretive to distributable cash flow per unit in 2013
Facility Overview
Located in New York Harbor as a NYMEX delivery point
Approximately 4.0 MMBbls total storage capacity
~2.7 MMBbls of active refined product storage
~1.3 MMBbls of refurbishable storage
4 docks (1 ship, 3 barge (3) ) with water draft up to 37’
Pipeline, water, rail and truck access
~250 acre site with significant undeveloped acreage for
expansion potential
Close proximity for integration with Buckeye’s Linden
complex
(1) The acquisition is subject to closing conditions and the acquisition agreement may, in certain circumstances, be terminated. As a result, we cannot assure you if or when the acquisition will close.  Please see page 26 “Our pending acquisition of Perth Amboy Terminal may not be consummated” for more information.
Aerial Overview
Note: Facility located in Perth Amboy, NJ.  Green line above indicates approximate property boundaries
(2) Includes acquisition purchase price and capital spent on tanks, terminal piping, dock and truck rack improvements, and
~6 miles of  new 16” pipeline to be constructed from Perth Amboy to Buckeye’s Linden, NJ complex.
(3) One of the barge docks is currently out of service
Transaction Overview
(1)

Represents missing link to connect the Buckeye system with direct water access for marine imports
Positions Buckeye to provide logistical solutions to meet East Coast supply challenges
Enhances competitive supply alternatives to move product to end markets on the Buckeye system
Further positions the Buckeye system to handle anticipated increase in marine imports through New York Harbor
Improves connectivity and service capabilities for customers to increase Buckeye system utilization
Creates a link between BORCO and the Buckeye system
Facilitates movements within and out of the New York Harbor with the construction of a new high performance pipeline from
Perth Amboy to Buckeye’s Linden complex
Serves as critical origination point to further drive volumes for Buckeye’s planned pipeline expansions from Linden complex
Supports facility expansion at BORCO as U.S. east coast refined product imports increase
Provides significant operational flexibility to optimize multiple product service offerings as market needs evolve
Anticipated growth capex investment in the facility of ~$200-225 million over the next three years at attractive annual Adjusted
EBITDA investment multiple of 4 – 5x, resulting in all-in Adjusted EBITDA investment multiple of 7 – 8x
(1)
Enhances ability to increase cash distributions and/or improve cash coverage ratio
Opportunity to realize meaningful synergies with other Buckeye pipeline and terminal assets
Strategic Rationale
Provides
Security &
Diversity of
Product
Supply
Enhances
System
Integration
Drives
Future
Growth
Opportunities
Strengthens
Distributable
Cash Flow
Profile
(1) Includes acquisition purchase price and capital spent on tanks, terminal piping, dock and truck rack improvements, and ~6 miles of new 16” pipeline to be constructed from Perth Amboy to Buckeye’s Linden, NJ complex

Green Bay
Bangor
Des Moines
Detroit
Chicago
Pittsburgh
Macungie
New York City
Indianapolis
Lima
Delaware City
Sugar Creek
St. Louis
Louisville
Richmond
Goldsboro
Memphis
Spartanburg
Atlanta
Birmingham
Macon
Montgomery
Opelousas
Lake Charles
Port Arthur
Tampa
Bahamas
Corpus Christi
Miami
Puerto Rico

Long-Term Vision – “Connecting the Dots…”
Global supply locations and product flows are shifting
Recent announcements of Northeast U.S. and
Caribbean refinery shutdowns have created a
need for new sources of product supply
New global refining capacity coming online will
seek deficit markets
Buckeye recognized the need to further accommodate
waterborne refined product imports into the Northeast
U.S.
A component of the BORCO investment thesis
was to help facilitate product flow into the
Buckeye system in PADD I
BORCO and Perth Amboy are two key components of a
long-term strategy:
Create a more fully integrated and flexible system
that offers unparalleled connectivity and service
capabilities
Execution on this strategy will continue to differentiate
Buckeye’s service offerings and provide sustainability
and optionality for further growth in our core businesses
BORCO
Perth Amboy

International Pipelines & Terminals
BORCO
Yabucoa, Puerto Rico
Bahamas Oil Refining Company International (“BORCO”)
BORCO owns and operates a world-class marine storage terminal for liquid petroleum products
80 tanks providing 21.4 million barrels of crude oil, fuel oil, and refined petroleum product storage
Strategically positioned along major shipping lanes off the southern tip of Grand Bahama Island, only 80 miles from Florida and 920 miles from New York Harbor
Deep water berthing capability to handle ULCCs and VLCCs
Identified near term expansion project and room to ultimately double the existing storage capacity
Yabucoa Terminal
Well maintained facility with superior
blending/manufacturing facilities
4.6 million barrels of refined petroleum product,
fuel oil, and crude oil storage capacity
Strategic location supports a strong local market
and also provides regional growth opportunities
Long term fee-based revenues supported by multi-
year volume commitments from Shell

BORCO Marine Terminal
BORCO Overview
BORCO owns and operates a world-class marine
storage terminal for crude oil, fuel oil and refined
petroleum products
21.4 MMBbls capacity
Located in Freeport, Bahamas, 80 miles from
Southern Florida and 920 miles from New York
Harbor
Deepwater access (up to 91 feet) and the ability
to berth VLCCs and ULCCs
Majority of capacity under long-term (3-5 year)
take or pay contracts
World class customer base
Variable revenue generation from ancillary
services such as berthing, blending, bunkering,
and transshipping
Hub for international logistics
Near term expansion project of up to 7.9 million
barrels with room to double existing storage
capacity
Product Breakdown
Storage
83%
Berthing
11%
Other
Ancillary
6%
Fuel Oil
66%
Crude Oil
20%
Refined
Products
14%
Take-or-Pay
Variable
(1) Excludes non-cash amortization of unfavorable storage contracts.
2011 Revenue Breakdown
(1)

Bluefield Area
Yellowfield Area

Expansion Capacity Mmbls
Cumulative Capital Spend $MM

0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
2012B 2013E 2014E 2015E 2016E
-
50
100
150
200
250
300
350
400
Yellowfield 1 Bluefield 1 Bluefield 2 Yellowfield 2 Yellowfield 3 Yellowfield 4 CAPEX
BORCO Expansion Project
Near term expansion project at BORCO is
expected to provide up to an additional 7.9
million barrels of storage capacity
Project to be completed in phases
Phase 1 to add approximately 3.5 million
barrels of storage capacity
Initiated in the second quarter of 2011
First incremental capacity expected to
be online in the second half of 2012
Combination of refined products and
fuel oil
Later phases expected to provide up to an
additional 4.4 million barrels of storage
capacity
Total project cost expected to be $350-400
million
Combined EBITDA from all phases
expected to be $70-80 million
Longer term opportunity to double existing
storage capacity
Identified Near Term Project
(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.
Q3 ‘12
Q4 ‘12
Q2 ‘13
Q3 ‘13
Q3 ‘14
Q3 ‘15
BORCO Expansion Capacity
(1)

Buckeye Services
Natural Gas Storage
Buckeye Energy Services (“BES”) markets refined
petroleum products and other ancillary products in
areas served by Buckeye’s pipelines and terminals
BES offers a wide range of products such as heating
oil, diesel, kerosene, propane, gasoline, and ethanol
and other bio fuels
Over 1 billion gallons of products sold annually
BES contributed ~$44 million in revenue to the
Pipelines & Terminals segment in 2011 by utilizing
that segment’s assets to transport and store BES
product
Energy Services Development & Logistics
Buckeye Development & Logistics (“BDL”)
currently operates approximately 2,800 miles of
pipelines and 1.4 million barrels of storage capacity
BDL is also responsible for identifying and
completing potential acquisitions and organic growth
projects for Buckeye
BDL services offered to customers
Contract operations
Project origination
Asset development
Engineering design
Project management
Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with approximately 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
Revenue is generated through firm storage services and hub services
The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively
Lodi's facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations

Growth Drivers
Organic Growth Capital Spending
Projected Organic Growth Spend ($MM)
2012
Perth Amboy, NJ Marine Terminal, $260.0 million -
Pending
2011
BORCO Marine Terminal, $1.7 billion
BP Pipeline & Terminal Assets, $165.0 million
Maine Terminals and Pipeline, $23.5 million
2010
Buy-in of BPL’s general partner, 20 million units issued
Yabucoa, Puerto Rico Terminal, $32.6 million
Opelousas, Louisiana Terminal, $13.0 million
Additional Equity Interest in West Shore Pipe Line
Company, $13.5 million
2009
Blue/Gold Pipeline and Terminal Assets, $54.4 million
2008
Lodi Natural Gas Storage, $442.4 million
Farm & Home Oil Company (2) , $146.2 million (3)
Niles and Ferrysburg, Michigan Terminals, $13.9 million
Albany, NY Terminal, $46.9 million
(1) Excludes acquisitions with a value of $10 million or lower
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
Low Midpoint High
2012 Projected
Existing Pipelines & Terminals $80 $90 $100
BORCO 120 140 160
Perth Amboy 50 60 70
Total Expected Spend $250 $290 $330
Range of Expected Spend
$0.0
$80.0
$160.0
$240.0
$320.0
2008 2009 2010 2011 2012P
Existing Pipelines & Terminals Natural Gas Storage BORCO Perth Amboy
$91.5
$46.5
$63.8
$261.9
$290.0
Recent and Pending Transactions
(1)

CAGR: 5.6%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

Financial Performance
Adjusted EBITDA ($MM)
(1)
Cash Distributions per Unit
(1) See Appendix for Non-GAAP Reconciliations
(2) Distributable cash flow divided by cash distributions declared for the respective periods
(3) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA
Net LT Debt/ Adjusted EBITDA
(1)(3)(5)
0.96x
(4)
Declared Distribution Coverage
Pro Forma Distribution Coverage
(4) Pro forma distribution coverage excludes $17.1 million of acquisition and integration expenses incurred in 2011.
(5) For purposes of calculating the leverage, Adjusted EBITDA for the LTM period includes BORCO
Adjusted EBITDA post-acquisition as included in reported results and pro forma BORCO Adjusted
EBITDA of $5.5 million for the period prior to the acquisition
4.58x
3.09x
4.44x
3.95x
3.94x
4.84x
0.00x
1.00x
2.00x
3.00x
4.00x
5.00x
2006 2007 2008 2009 2010 2011
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
0.87x
0.95x
1.01x
1.16x
1.03x
0.91x
0.00x
0.20x
0.40x
0.60x
0.80x
1.00x
1.20x
1.40x
1.60x
2006 2007 2008 2009 2010 2011
$217.1
$248.5
$313.6
$370.2
$382.6
$487.9
$0
$100
$200
$300
$400
$500
2006 2007 2008 2009 2010 2011
Cash Distribution Coverage
(1)(2)

Summary
Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of improving economic conditions
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near term growth projects
Pending acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near term growth opportunities at attractive multiple.
World-class BORCO marine storage terminal with 21.4 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas with near term expansion project of up to 7.9 million barrels; serves as important logistics hub for international petroleum product flows.
Management continues to drive operational excellence through its best practices initiative
Execution of our strategy has allowed Buckeye to increase distributions to unitholders for 31 consecutive quarters
Investing in Stability and Growth

Our pending acquisition of Perth Amboy Terminal may not be
consummated
Risks Related to Consummation of Perth Amboy Acquisition
Our pending acquisition of the Perth Amboy Terminal may not be consummated. Our pending acquisition of the Perth Amboy Terminal is expected to close in the second quarter of 2012 and is subject to closing conditions and regulatory approvals. If these conditions and regulatory approvals are not satisfied or waived, the acquisition will not be consummated. If the closing of the acquisition is substantially delayed or does not occur at all, or if the terms of the acquisition are required to be modified substantially due to regulatory concerns, we may not realize the anticipated benefits of the acquisition fully or at all. Certain of the conditions remaining to be satisfied include:
In addition, the Perth Amboy Purchase and Sale Agreement may be terminated by mutual agreement of the parties thereto or as follows (i) by either Chevron or Buckeye, if the acquisition has not closed on or before June 30, 2012; provided, however that if the HSWA Permit has not been released for public comment on or before March 31, 2012, then
Chevron shall not have the right to terminate the Purchase and Sale Agreement unless the acquisition has not closed on or before July 31, 2012 (in each case, subject to a 30-day extension to give effect to certain cure periods), (ii) by either Chevron or Buckeye, if the other party has materially breached its obligations under the Purchase and Sale Agreement, which breaches have not been cured within the applicable time frame or that by their nature cannot be cured, (iii) by either Chevron or Buckeye, if any statute, rule or regulation makes consummation of the acquisition illegal or otherwise prohibited, or if any order, decree, ruling or other action by any governmental authority permanently restraining, enjoining or otherwise prohibiting the consummation of the acquisition has become final and non-appealable, (iv) by Chevron, if Buckeye conducts internal inspections of out of service tanks on the Facility, retains or utilizes the services of a New Jersey licensed site remediation professional or has any communications with any governmental authority with respect to the assets subject to the Purchase and Sale Agreement (other than pursuant to the HSR Act or solely in anticipation of the transfer of the assets to Buckeye at the closing), (v) by Buckeye, upon the occurrence of a Material Discovery or a Material Adverse Change, subject to certain cure rights of Chevron, (vi) by Chevron, upon its reasonable determination that a
Material Discovery relating to environmental liabilities cannot be cured or remediated using reasonable methods or resources, (vii) by either Chevron or Buckeye, upon the occurrence of certain damage to, or destruction or condemnation of, the assets subject to the Purchase and Sale Agreement not constituting a Material Adverse Change, subject to certain cure rights of Chevron, and (viii) by Chevron, if it determines in its sole discretion that the HSWA Permit is not satisfactory.
• the issuance by the United States Environmental Protection Agency of an amended hazardous and solid waste permit (the “HSWA Permit”) on terms satisfactory to Chevron in its sole discretion;
• the grant of a legal subdivision of certain real property to be retained by Chevron;
• the absence of any damage to, or destruction or condemnation of, the assets subject to the Purchase and Sale Agreement which reduces the economic value of such assets by
$20,000,000 or more (a “Material Adverse Change”); or, if any Material Adverse Change has occurred, the cure or other mutually agreeable resolution thereof;
• the absence of certain factual discoveries by Buckeye of certain matters relating to title, environmental liabilities or regulatory obstacles which reduce the economic value of the assets subject to the Purchase and Sale Agreement by $20,000,000 or more, subject to certain exclusions (a “Material Discovery”); or, if any Material Discovery has
occurred, the cure or other mutually agreeable resolution thereof; and
• the absence of any pending or threatened litigation or administrative proceeding, or any pending investigation, by any party or any third party seeking to restrain or prohibit
(or questioning the validity or legality of) the consummation of the transactions contemplated by the Purchase and Sale Agreement or seeking damages in connection therewith which makes it unreasonable to proceed with the consummation of the transactions contemplated thereby.

21 Non–GAAP Reconciliations

Basis of Representation; Explanation of Non–GAAP Measures
Buckeye’s equity-funded merger with Buckeye GP Holdings L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of limited partnership (“LP”) units outstanding increased from
20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007.
EBITDA, a measure not defined under U.S. generally accepted accounting principles (“GAAP”), is defined by Buckeye as net income attributable to Buckeye’s unitholders before interest and debt expense, income taxes, and depreciation and amortization. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital
-intensive nature of Buckeye’s businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by Buckeye’s capital structure due to the elimination of interest and debt expense and income taxes. Adjusted EBITDA, which also is a non-GAAP measure, is defined by Buckeye as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for Buckeye’s natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease; (ii) non-cash unit-based compensation expense; (iii) the 2009 non-cash impairment expense related to the natural gas liquids pipeline that Buckeye sold in January 2010 (the “Buckeye NGL
Pipeline”); (iv) the 2009 expense for organizational restructuring (the “Organizational Restructuring Expense”); (v) the 2010 non-cash BGH GP Holdings, LLC equity plan modification expense (the
“Equity Plan Modification Expense”); (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the merger of Buckeye and BGH (the “Merger”); and (vii) the goodwill impairment expense associated with Lodi Gas Storage, L.L.C. (“Lodi”); less: (i) amortization of unfavorable storage contracts acquired in connection with the acquisition of Bahamas Oil Refining
Company International (“BORCO”); and (ii) gain on the sale of our equity interest in West Texas LPG limited partnership (“WT LPG”). The EBITDA and Adjusted EBITDA data presented may not be directly comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to Buckeye’s unitholders, and these measures may be defined differently by other companies. Management of Buckeye uses Adjusted EBITDA to evaluate the consolidated operating performance and the operating performance of the business segments and to allocate resources and capital to the business segments. In addition, Buckeye’s management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities.
Distributable cash flow, which is a financial measure included in the schedules to this press release, is another measure not defined under GAAP.  Distributable cash flow is defined by Buckeye as net income attributable to Buckeye’s unitholders plus: (i) depreciation and amortization expense; (ii) noncontrolling interests related to Buckeye that were eliminated as a result of the Merger;  (iii) deferred lease expense for Buckeye’s Natural Gas Storage segment; (iv) unit-based compensation expense; (v) goodwill impairment expense associated with Lodi; (vi) write-off of deferred financing costs; (vii)
amortization of deferred financing costs and debt discounts (all of which are non-cash expense); (viii) Equity Plan Modification Expense; (ix) the Buckeye NGL Pipeline impairment expense; (x) the senior administrative charge; and (xi) the Organizational Restructuring Expense (items (i) through (x) of which are non-cash expense); less: (i) maintenance capital expenditures; (ii) amortization of unfavorable storage contracts acquired in the BORCO acquisition; and (iii) gain on the sale of our equity investment in WTLPG.  Buckeye’s management believes that distributable cash flow is useful to investors because it removes non-cash items from net income and provides a clearer picture of Buckeye’s cash available for distribution to its unitholders.
This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected to be generated by the Perth Amboy terminal.  A reconciliation of estimated Adjusted
EBITDA to GAAP net income is not provided because GAAP net income generated by the Perth Amboy terminal for the applicable periods is not accessible.  Buckeye has not yet completed the necessary valuation of the various assets to be acquired, a determination of the useful lives of these assets for accounting purposes, or an allocation of the purchase price among the various types of
assets.   In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the Perth Amboy terminal operations without unreasonable effort.  Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the Perth Amboy terminal is not accessible or estimable at this time.  The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be
significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA.   This presentation also references forward-looking estimates of
Adjusted EBITDA projected to be generated by expansion activities at BORCO. Reconciliations to GAAP net income are not provided because GAAP net income connected to such expansion activities for the applicable periods is not accessible. Interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the BORCO expansion without unreasonable effort.  Accordingly, the amount of debt expense that will be included in the additional net income generated as a result of the BORCO expansion is not accessible or estimable at this time.  The amount of applicable interest and debt expense could be significant, such that the amount of net income would vary substantially from the amount of projected Adjusted
EBITDA.
Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye’s management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye’s operating performance with that of other companies with similar operations, although Buckeye’s measures may not be directly comparable to similar measures used by other companies.

Non-GAAP Reconciliations
Net Income to Adjusted EBITDA ($M)
2006 2007 2008 2009 2010 2011
Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 108,501
Interest and debt expense 60,702 51,721 75,410 75,147 89,169 119,561
Income tax expense (benefit) 596 760 801 (343) (919) (192)
Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 119,534
EBITDA 109,661 115,638 153,522 179,097 190,920 347,404
Net income attributable to noncontrolling interests affected by merger
(1)
107,091 131,941 153,546 90,381 157,467
Amortization of unfavorable storage contracts (7,562)
Gain on sale of equity investment (34,727)
Non-cash deferred lease expense 4,598 4,500 4,235 4,122
Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,150
Equity plan modification expense 21,058
Asset impairment expense 59,724 -
Goodwill impairment expense 169,560
Reorganization expense - - 32,057 -
Adjusted EBITDA
(2)
217,081 248,547 313,575 370,167 382,640 487,947
Adjusted Segment EBITDA
Pipelines & Terminals 207,455 238,830 253,790 302,164 346,447 361,018
International Operations (4,655) 112,996
Natural Gas Storage 4,204
Energy Services
Development & Logistics 9,626 9,717 8,528 6,718 5,193 7,932
Total Adjusted EBITDA 217,081 248,547 313,575 370,167 382,640 487,947
41,814 41,950 29,794
9,443 19,335 5,861 1,797
- - - -
- - - -
- -
- - -
- - - -
- - - - -
- -
- - -
-
-
(1)
On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(2)
In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner.  These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended
December 31, 2010, as amended.  Adjusted EBITDA for  2006 and 2007 has been restated in this presentation to exclude these amounts for comparison purposes.

Non-GAAP Reconciliations
Net Income to Distributable Cash Flow ($M)
(1) On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(2) In 2011, Buckeye revised its definition of Distributable Cash Flow to exclude amortization of deferred financing costs and debt discounts.  Distributable Cash Flow for 2006-2010 have been restated to exclude those amounts for comparison purposes.
(3) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2011 amounts reflect actual cash distributions paid on LP units for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011, and
estimated cash distributions for the quarter ended December 31, 2011. Distributions with respect to the 6,915,725, 7,042,771, and 7,175,839 Class B units outstanding on the record date for the quarters ended March 31, 2011,
June 30, 2011, and September 30, 2011, respectively, and the 7,304,880 Class B units expected to be outstanding for the quarter ending December 31, 2011 are paid in additional Class B units rather than in cash.
2006 2007 2008 2009 2010 2011
Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 108,501
Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 119,534
Net income attributable to noncontrolling interests affected by merger
(1)
107,091 131,941 153,546 90,381 157,467 -
Gain on sale of equity investment - - - - - (34,727)
Non-cash deferred lease expense - - 4,598 4,500 4,235 4,122
Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,150
Equity plan modification expense - - - - 21,058 -
Asset impairment expense - - - 59,724 - -
Reorganization expense - - - 32,057 - -
Non-cash senior administrative charge - 950 1,900 475 - -
Amortization of unfavorable storage contracts - - - - - (7,562)
Write-off of deferred financing costs - - - - - 3,331
Amortization of deferred financing costs and debt discounts
(2)
3,347 1,448 1,737 3,134 4,411 4,289
Goodwill impairment expense - - - - - 169,560
Maintenance capital expenditures (30,234) (33,803) (28,936) (23,496) (31,244) (57,467)
Distributable Cash Flow 128,896 164,661 212,065 275,476 267,557 318,731
Distributions for Coverage ratio
(3)
147,979 173,689 209,412 237,687 259,315 351,245
Coverage Ratio
0.87 0.95 1.01 1.16 1.03 0.91